Exhibit 99.2

CPI Card Group Initiates Quarterly Dividend

Littleton, Colo. (February 24, 2016) — CPI Card Group (Nasdaq: PMTS, TSX: PNT) (“CPI Card Group” or the “Company”), a global leader in financial and EMV chip card production and related services, today announced its Board of Directors has authorized the initiation of a quarterly cash dividend to its stockholders.  The Board of Directors has declared an initial quarterly cash dividend of $0.045 per share, payable on April 7, 2016 to stockholders of record as of the close of business on March 17, 2016.

“CPI Card Group’s decision to initiate a quarterly dividend demonstrates confidence in our growth prospects and our cash generation capabilities.” said Steve Montross, president and chief executive officer of CPI Card Group Inc. “This announcement also reinforces our commitment to deliver value to our stockholders, while we continue to invest for future growth.”

The Company expects to maintain a program of paying dividends on a quarterly basis.  However, the declaration and payment of any future dividends will be subject to the discretion of the CPI Card Group Board of Directors, who will evaluate the Company’s dividend program from time to time based on factors that it deems relevant.

About CPI Card Group

CPI Card Group is a leading provider in payment card production and related services, offering a single source for financial and prepaid debit cards including EMV chip, personalization, instant issuance, fulfillment and mobile payment services. With more than 20 years of experience in the payments market and as a trusted partner to financial institutions, CPI’s solid reputation of product consistency, quality and outstanding customer service supports our position as a leader in the market. Serving our customers from nine locations throughout the United States, Canada and the United Kingdom, we have the largest network of high security facilities in North America, each of which is certified by one or more of the payment brands: Visa, MasterCard, American Express, Discover and Interac in Canada. Learn more at www.cpicardgroup.com.

Forward-Looking Statements

Statements in this press release that are not statements of historical fact are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements may be identified by terms such as statements about our plans, objectives, expectations, assumptions or future events. The words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “continue” and other similar expressions are intended to identify forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially from those described in such statements. These risks and uncertainties include, among others: material breaches in the security of our systems; market acceptance of developing technologies that make Financial Payment Cards less relevant; a slower or less widespread adoption of EMV and Dual-Interface EMV technology than we anticipate; difficulties in our production processes; defects in our software; our failure to operate our business in accordance with the PCI security standards or other industry standards such as Payment Card Brand certification standards;

extension of card expiration cycles; a decline in U.S. and global market and economic conditions; failure to identify, attract and retain new customers or a failure to maintain our relationships with our major customers; our substantial indebtedness; infringement on our intellectual property rights, or claims that our technology is infringing on third-party intellectual property; failure to meet our customers’ demands in a timely manner; competition and/or price erosion in the payment card industry; our dependence on licensing arrangements; inability to renew leases for our facilities; interruptions in our IT systems or production capabilities; the restrictive terms of our credit facility and covenants of future agreements governing indebtedness; non-compliance with, and changes in, laws in foreign jurisdictions in which we operate and sell our products; challenges related to our acquisition strategy; our dependence on specialized equipment from third party suppliers; and other risk factors or uncertainties identified from time to time in our filings with the Securities and Exchange Commission (“SEC”). Although CPI Card Group Inc. believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Reference is made to a more complete discussion of forward-looking statements and applicable risks contained under the captions “Forward-Looking Statements” and “Risk Factors” in CPI Card Group Inc.’s Prospectus filed with the SEC on October 9, 2015 pursuant to Rule 424(b) under the Securities Act of 1933, as amended. CPI Card Group Inc. undertakes no obligation to update or revise any of its forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts

CPI Card Group Inc. Investor Relations

William Maina

(877) 369-9016

InvestorRelations@cpicardgroup.com

or

CPI Card Group Inc. Media Relations

Media@cpicardgroup.com